Q4 2013 Earnings Release February 13, 2014 Lawrence Dewey, Chairman, President & Chief Executive Officer David Graziosi, Executive Vice President & Chief Financial Officer Exhibit 99.2

Proprietary + Confidential 2
Safe Harbor Statement
The following information contains “forward-looking statements” (as defined in the U.S. Private Securities Litigation Reform Act of
1995). The words “believe,” “expect,” “anticipate,” “intend,” “estimate” and other expressions that are predictions of or indicate future events and trends and that do not relate to historical matters identify forward-looking statements. You should not place undue reliance on these forward-looking statements. Although forward-looking statements reflect management’s good faith beliefs, reliance should not be placed on forward-looking statements because they involve known and unknown risks, uncertainties and other factors, which may cause the actual results, performance or achievements to differ materially from anticipated future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements speak only as of the date the statements are made. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, changed circumstances or otherwise. These forward-looking statements are subject to numerous risks and uncertainties, including, but not limited to: risks related to our substantial indebtedness; our participation in markets that are competitive; the highly cyclical industries in which certain of our end users operate; the failure of markets outside North America to increase adoption of fully-automatic transmissions; the concentration of our net sales in our top five customers and the loss of any one of these; future reductions or changes in government subsidies for hybrid vehicles; U.S. defense spending; general economic and industry conditions; the discovery of defects in our products, resulting in delays in new model launches, recall campaigns and/or increased warranty costs and reduction in future sales or damage to our brand and reputation; our ability to prepare for, respond to and successfully achieve our objectives relating to technological and market developments and changing customer needs; risks associated with our international operations; and labor strikes, work stoppages or similar labor disputes, which could significantly disrupt our operations or those of our principal customers.
Allison Transmission cannot assure you that the assumptions made in preparing any of the forward-looking statements will prove accurate or that any long-term financial goals will be realized. All forward-looking statements included in this presentation speak only as of the date made, and Allison Transmission undertakes no obligation to update or revise publicly any such forward-looking statements, whether as a result of new information, future events, or otherwise.  In particular, Allison Transmission cautions you not to place undue weight on certain forward-looking statements pertaining to potential growth opportunities, long-term financial goals or the value we currently ascribe to certain tax attributes set forth herein.  Actual results may vary significantly from these statements.
Allison Transmission’s business is subject to numerous risks and uncertainties, which may cause future results of operations to vary significantly from those presented herein. Important factors that could cause actual results to differ materially are discussed in Allison
Transmission’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2013 and Allison Transmission’s Annual Report on
Form 10-K for the year ended December 31, 2012.

Proprietary + Confidential 3
Non-GAAP Financial Information
We use Adjusted net income, Adjusted EBITDA, Adjusted EBITDA excluding technology-related license expenses, Adjusted EBITDA margin,
Adjusted EBITDA margin excluding technology-related license expenses, adjusted free cash flow and free cash flow to evaluate our performance relative to that of our peers. In addition, the Senior Secured Credit Facility has certain covenants that incorporate Adjusted EBITDA. However,
Adjusted net income, Adjusted EBITDA, Adjusted EBITDA excluding technology-related license expenses, Adjusted EBITDA margin, Adjusted
EBITDA margin excluding technology-related license expenses, adjusted free cash flow and free cash flow are not measurements of financial performance under GAAP, and these metrics may not be comparable to similarly titled measures of other companies. Adjusted net income is calculated as the sum of net income (loss), interest expense, net, income tax expense (benefit), trade name impairment and amortization of intangible assets, less cash interest, net and cash income taxes, and adjusted for certain non-recurring items. Adjusted EBITDA is calculated as the sum of Adjusted net income, cash interest, net, cash income taxes, depreciation of property, plant and equipment and other adjustments as defined by the Senior Secured Credit Facility and as further described below. Adjusted EBITDA excluding technology-related license expenses is calculated as Adjusted EBITDA less technology-related license expenses. Adjusted EBITDA margin is calculated as Adjusted EBITDA divided by net sales.
Adjusted EBITDA margin excluding technology-related license expenses is calculated as Adjusted EBITDA excluding technology-related license expenses divided by net sales. Free cash flow is calculated as net cash provided by operating activities less capital expenditures. Adjusted free cash flow is free cash flow adjusted for non-recurring items.
We use Adjusted net income to measure our overall profitability because it better reflects our cash flow generation by capturing the actual cash interest paid and cash taxes paid rather than our interest expense and tax expense as calculated under GAAP and excludes the impact of the non-
cash annual amortization of certain intangible assets that were created at the time of the Acquisition Transaction. We use Adjusted EBITDA,
Adjusted EBITDA excluding technology-related license expenses, Adjusted EBITDA margin and Adjusted EBITDA margin excluding technology-
related license expenses to evaluate and control our cash operating costs and to measure our operating profitability. We use adjusted free cash flow and free cash flow to evaluate the amount of cash generated by the business that, after the capital investment needed to maintain and grow our business, can be used for strategic opportunities, including investing in our business and strengthening our balance sheet. We believe the presentation of Adjusted net income, Adjusted EBITDA, Adjusted EBITDA excluding technology-related license expenses, Adjusted EBITDA margin,
Adjusted EBITDA margin excluding technology-related license expenses and adjusted free cash flow enhances our investors' overall understanding of the financial performance and cash flow of our business.
You should not consider Adjusted net income, Adjusted EBITDA, Adjusted EBITDA excluding technology-related license expenses, Adjusted
EBITDA margin, Adjusted EBITDA margin excluding technology-related license expenses, adjusted free cash flow and free cash flow as an alternative to net income (loss), determined in accordance with GAAP, as an indicator of operating performance, or as an alternative to net cash provided by operating activities, determined in accordance with GAAP, as an indicator of Allison’s cash flow.

Proprietary + Confidential 4 Call Agenda Q4 2013 Performance 2014 Guidance

Proprietary + Confidential 5
Q4 2013 Performance Summary
($ in millions)
Q4 2013 Q4 2012 % Variance
Net Sales $491 $487 0.8%
Gross Margin % 43.1% 39.9% +320 bps
Adjusted Net Income
(1)
$78 $46 69.7%
Adjusted Free Cash Flow
(1)
$105 $82 27.8%
Commentary
Net Sales: the increase was principally driven by higher demand in the Service Parts, Support Equipment & Other end market, continued recovery in the North America On-Highway end market, our largest, and improved demand conditions in the Outside North America On-Highway end market largely offset by previously contemplated reductions in U.S. defense spending, and weakness in the Outside North America Off-Highway end market.  Our North America Off-Highway end market continues to be weak, but experienced some modest sequential improvement.
Gross Margin: the increase was principally driven by cost ($7 million) and charges ($8 million) to conclude a new five-year labor agreement in 2012.
Adjusted Net Income: the increase was principally driven by cost ($7 million) and charges ($9 million) to conclude a new five-year labor agreement in 2012, a product warranty charge ($9 million) for specific product issues in 2012 and reduced product initiatives spending.
Adjusted Free Cash Flow: the increase was principally driven by increased net cash provided by operating activities partially offset by increased capital expenditures.  The increase in capital expenditures was principally driven by increased investments in productivity and replacement  programs partially offset by lower product initiatives spending.
(1) See Appendix for a reconciliation of Adjusted Net Income and Adjusted Free Cash Flow.

Proprietary + Confidential 6
Q4 2013 Sales Performance
($ in millions)
End Markets Q4 2013 Q4 2012 % Variance Commentary
North America On-Hwy $210 $188 12%
Increased demand for Rugged Duty, Highway and Bus
Series models
North America Hybrid-
Propulsion Systems for
Transit Bus
$32 $32 0%
Flat with the same period in 2012 and up on a sequential
basis  driven by intra-year movement in the timing of orders
North America Off-Hwy $14 $17 (18%)
Decreased demand driven by hydraulic fracturing
applications, up on a sequential basis, the first sequential increase since the first quarter of 2012
Defense $35 $74 (53%)
Continued reductions in U.S. defense spending to longer
term averages experienced during periods without active
conflicts
Outside North America
On-Hwy
$86 $73 18%
Strength in China bus and Europe truck, partially offset by
weakness in Japan truck
Outside North America
Off-Hwy
$14 $30 (53%) Weakness in mining and energy sectors demand
Service Parts, Support
Equipment & Other
$100 $73 37%
Increased demand for North America service parts and
global On-Highway support equipment
Total $491 $487 1%

Proprietary + Confidential 7
Q4 2013 Financial Performance
($ in millions, except share data)
Q4 2013 Q4 2012 $ Var % Var Commentary
Net Sales $491.0 $487.0 $4.0 0.8% Increase was principally driven by higher demand in the Service Parts,
Support Equipment & Other end market, continued recovery in the North
America On-Highway end market, our largest, and improved demand conditions in the Outside North America On-Highway end market largely offset by previously contemplated reductions in U.S. defense spending, and weakness in the Outside North America Off-Highway end market.  Our North
America Off-Highway end market continues to be weak, but experienced some modest sequential improvement.
Cost of Sales $279.6 $292.8 $13.2 4.5%
Gross Profit $211.4 $194.2 $17.2 8.9% Increase principally driven by costs ($7 million) and charges ($8 million) to conclude a new five-year labor agreement in 2012
Operating Expenses
Selling, general and administrative expenses $87.4 $112.0 $24.6 22.0% Decrease principally driven by $12 million of lower intangible asset amortization, a product warranty charge ($9 million) for specific product issues in 2012 and a charge ($1 million) to conclude a new five-year labor agreement  in 2012
Engineering – research and development $24.4 $28.1 $3.7 13.2% Decrease principally driven by reduced product  initiatives spending
Total operating expenses $111.8 $140.1 $28.3 20.2%
Operating Income $99.6 $54.1 $45.5 84.1%
Interest Expense, net ($28.4) ($35.6) $7.2 20.2% Lower interest expense as a result of debt repayments, the maturity of certain interest rate swaps and lower rates on our Senior Secured Credit
Facility
Other (Expense) Income, net ($3.7) $2.6 ($6.3) (242.3%)
Income Before Income Taxes $67.5 $21.1 $46.4 219.9%
Income Tax Expense ($24.6) ($9.9) ($14.7) (148.5%) Decrease in effective tax rate principally driven by increased U.S. taxable income
Net Income $42.9 $11.2 $31.7 283.0%
Diluted Earnings Per Share $0.23 $0.06 $0.17 283.3% 2013: 187.9M shares;  2012: 186.2M shares
Adjusted EBITDA (1) $152.7 $131.9 $20.8 15.8%
Adjusted EBITDA excluding technology-related
license expenses (1)
$152.7 $131.9 $20.8 15.8%
Adjusted Net Income (1) $77.7 $45.8 $31.9 69.7%
(1) See Appendix for a reconciliation from Net Income.

Proprietary + Confidential 8
Q4 2013 Cash Flow Performance
($ in millions)
Q4 2013 Q4 2012 $ Variance % Variance Commentary
Net Cash Provided by
Operating Activities
$138 $112 $26 23.2%
Principally driven by increased
net income and 2012 labor
negotiations
CapEx $33 $30 $3 10.7%
Principally driven by increased
investment in productivity and
replacement programs partially
offset by lower product
initiatives spending
Adjusted Free Cash
Flow
(1)
$105 $82 $23 27.8%
Increased cash provided by
operating activities partially
offset by increased capital
spending
($ in millions)
Q4 2013 Q4 2012 $ Variance % Variance Commentary
Operating Working
Capital
(2)
Percentage
of LTM Sales
9.6% 8.8% N/A (80 bps)
Principally driven by lower
LTM Sales and 2012 labor
negotiations
Cash Paid for Interest $46 $47 ($1) (0.9%)
Principally the result of
repayments and refinancing
Cash Paid for Income
Taxes
$0 $2 ($2) (82.4%)
Decreased foreign taxable
income
(1) See Appendix for a reconciliation of Adjusted Free Cash Flow.
(2) Operating Working Capital = A/R + Inventory – A/P.

Proprietary + Confidential 9
2014 Guidance – End Markets Commentary
Allison expects first quarter net sales to be higher than the same period in 2013. The anticipated year-over-year increase in first quarter net sales is expected to be principally driven by higher demand in the global On-Highway end markets and the Service Parts, Support
Equipment & Other end market partially offset by previously considered reductions in Defense net sales and lower demand for North
America Hybrid-Propulsion Systems for Transit Bus.
•
North America On-Highway
• 2013 net sales $825 million; Expect 2014 net sales midpoint growth of 11 percent principally driven by continued market recovery
•
North America Hybrid-Propulsion Systems for Transit Bus
• 2013 net sales $105 million; Expect 2014 net sales midpoint reduction of 23 percent principally driven by engine emissions improvements and non-
hybrid alternative technologies that generally require a fully-automatic transmission (e.g. xNG)
•
North America Off-Highway
• 2013 net sales $39 million; Expect 2014 net sales midpoint growth of 31 percent principally driven by a slowly emerging improvement in demand from the hydraulic fracturing market
•
Defense
• 2013 net sales $202 million; Expect 2014 net sales midpoint reduction of 33 percent principally driven by continued reductions in U.S. defense spending to longer term averages experienced during periods without active conflicts
•
Outside North America On-Highway
• 2013 net sales $293 million; Expect 2014 net sales midpoint growth of 10 percent principally driven by growth in key developing markets through increased fully-automatic transmission penetration and implementation of additional vehicle releases and a slight improvement in European end markets after a weak 2014 first quarter
•
Outside North America Off-Highway
• 2013 net sales $88 million; Expect 2014 net sales midpoint growth of 30 percent principally driven by moderately improved second half demand conditions in the mining and energy sectors
•
Service Parts, Support Equipment & Other
• 2013 net sales $375 million; Expect 2014 net sales midpoint growth of 5 percent principally driven by improved global On-Highway and Off-
Highway service parts demand and increased support equipment sales commensurate with higher transmission unit volumes

Proprietary + Confidential 10
2014 Guidance - Summary
Guidance Commentary
Net Sales Growth from 2013 3 to 6 percent
We expect a continued recovery in the North America On-
Highway end market, lower demand in the North America
Hybrid-Propulsion Systems for Transit Bus end market due
to engine emissions improvements and non-hybrid
alternative technologies that generally require a fully-
automatic transmission (e.g. xNG), a slowly emerging
improvement in demand from the North America energy
sector’s hydraulic fracturing market, previously considered
reductions in U.S. defense spending to longer term
averages experienced during periods without active
conflicts, growth in the Outside North America On-Highway
end market, moderately improved second half demand
conditions in the Outside North America Off-Highway end
market and higher demand in the Service Parts, Support
Equipment & Other end market.
Adjusted EBITDA Margin excluding
technology-related license expenses
32 to 34 percent
Principally driven by sales mix and volume timing
Adjusted Free Cash Flow ($ in millions)
$375 to $425
$2.00 to $2.25 per diluted share
CapEx
($ in millions)
Maintenance
New Product Programs
$55 to $60
$5 to $10
Subject to timely completion of development and sourcing
milestones
Cash Income Taxes ($ in millions)
$10 to $15
U.S. income tax shield and net operating loss utilization

APPENDIX Non-GAAP Financial Information

Proprietary + Confidential 12
(1) Includes charges or income related to legacy employee benefits, shared income with General Motors, benefit plan adjustments, transitional costs to establish
Allison as a stand-alone entity, pension curtailment adjustments, employee stock compensation expense, service fees paid to Allison’s Sponsors and an adjustment for the settlement of litigation which originated with the Predecessor but was assumed by the Company as part of the Acquisition Transaction.
Non-GAAP Reconciliations
(1 of 2)
Adjusted Net Income and Adjusted EBITDA reconciliation
$ in millions, Unaudited
2009 2010 2011 2012 2013 2012 2013
Net (loss) income ($323.9) $29.6 $103.0 $514.2 $165.4 $11.2 $42.9 plus:
Interest expense, net                          234.2 277.5 217.3 151.2 132.9 35.6 28.4
Cash interest expense (242.5) (239.1) (208.6) (167.3) (159.2) (46.7) (46.3)
Income tax expense (benefit) 41.4 53.7 47.6 (298.0) 100.7 9.9 24.6
Cash income taxes                           (5.5) (2.2) (5.8) (10.7) (3.8) (1.7) (0.3)
Fee to terminate services agreement with Sponsors — — — 16.0 — — —
Technology-related investment expenses — — — 14.4 5.0 — 2.5
Public offering expenses — — — 6.1 1.6 — 0.7
Trade name impairment                       190.0 — — — — — —
Amortization of intangible assets                155.9 154.2 151.9 150.0 105.3 37.5 25.2
Adjusted net income                           $49.6 $273.7 $305.4 $375.9 $347.9 $45.8 $77.7
Cash interest expense 242.5 239.1 208.6 167.3 159.2 46.7 46.3
Cash income taxes                           5.5 2.2 5.8 10.7 3.8 1.7 0.3
Depreciation of property, plant and equipment     105.9 99.6 103.8 102.5 98.7 26.5 24.6
(Gain)/loss on redemptions and repayments of long-term debt (8.9) (3.3) 16.0 22.1 0.8 0.5 0.3
Dual power inverter module extended coverage 11.4 (1.9) — 9.4 (2.4) — —
UAW Local 933 signing bonus — — — 8.8 — 8.8 —
Benefit plan re-measurement — — — 2.3 — — —
Unrealized (gain) loss on commodity hedge contracts (5.8) 0.3 6.5 (1.0) 1.5 (0.1) 0.4
Unrealized (gain) loss on foreign exchange — (0.2) 0.3 0.1 2.3 0.3 —
Premiums and expenses on tender offer for long-term debt — — 56.9 — — — —
Restructuring charges 47.9 — — — 1.0 — —
Reduction of supply contract liability — (3.4) — — — — —
Other, net
(1)
53.2 10.9 8.6 7.0 13.8 1.7 3.1
Adjusted EBITDA                            $501.3 $617.0 $711.9 $705.1 $626.6 $131.9 $152.7
Adjusted EBITDA excluding technology-related license expenses $501.3 $617.0 $711.9 $717.1 $632.6 $131.9 $152.7
Net Sales $1,766.7 $1,926.3 $2,162.8 $2,141.8 $1,926.8 $487.0 $491.0
Adjusted EBITDA margin                28.4% 32.0% 32.9% 32.9% 32.5% 27.1% 31.1%
Adjusted EBITDA margin excl technology-related license expenses 28.4% 32.0% 32.9% 33.5% 32.8% 27.1% 31.1%
Three months ended
December 31, For the year ended December 31,

Proprietary + Confidential 13
(1) 2009 adjusted for certain non-recurring activity: (a) capitalized accrued interest on Senior Toggle Notes ($29) million, (b) cash restructuring charge
$51 million, (c) accounts payable early payments $3 million, (d) delayed accounts receivable receipts $19 million and (e) Lehman LIBOR swap settlement $17 million.
Non-GAAP Reconciliations
(2 of 2)
Adjusted Free Cash Flow reconciliation
$ in millions, Unaudited
2009 2010 2011 2012 2013 2012 2013
Net Cash Provided by Operating Activities $168.7 $388.9 $469.2 $497.5 $453.5 $112.1 $138.1
(Deductions) or Additions:
Long-lived assets (88.2) (73.8) (96.9) (123.9) (74.4) (30.0) (33.2)
Fee to terminate services agreement with Sponsors — — — 16.0 — — —
Technology-related license expenses — — — 12.0 6.0 — —
2009 Non-Recurring Activity
(1)
61.0 — — — — — —
Adjusted Free Cash Flow $141.5 $315.1 $372.3 $401.6 $385.1 $82.1 $104.9
Net Sales                                     $1,766.7 $1,926.3 $2,162.8 $2,141.8 $1,926.8 $487.0 $491.0
Adjusted Free Cash Flow (% to Net Sales) 8.0% 16.4% 17.2% 18.8% 20.0% 16.9% 21.4%
Three months ended
December 31, For the year ended December 31,